For Immediate Release                                Contact: Lonnie R. Trasamar
November 5, 2003                                              (507) 553-3151

         Wells Financial Corp. Announces Results for Third Quarter 2003


2003 Third Quarter Summary:

                                 Quarter ended   Quarter ended
                                      09/30/03        09/30/02        % Change
                                 ---------------------------------------------
Net Income                          $1,135,000      $  846,000         34.2%
Basic Earnings per Share            $     1.00      $     0.72         39.0%
Diluted Earnings per Share          $     0.98      $     0.70         40.0%
Net Interest Income                 $1,570,000      $1,944,000        -19.2%
Noninterest Income                  $2,491,000      $1,239,000        101.0%
Noninterest Expense                 $2,234,000      $1,760,000         26.9%


Year-to-Date Summary:


                                     Nine Months       Nine Months
                                    ended 09/30/03    ended 09/30/02   % Change
                                    --------------------------------------------
Net Income                           $   3,027,000     $   2,383,000      27.0%
Basic Earnings per Share             $        2.68     $        2.02      32.7%
Diluted Earnings per Share           $        2.62     $        1.97      33.0%
Net Interest Income                  $   4,960,000     $   5,723,000     -13.3%
Noninterest Income                   $   6,634,000     $   3,429,000      93.5%
Noninterest Expense                  $   4,953,000     $   4,070,000      21.7%
Return on Average Assets (1)                   1.8%              1.4%     28.6%
Return on Average Equity (1)                  15.3%             12.8%     19.5%
Net Interest Margin                           3.07%             3.45%    -11.0%
Book Value per Share                 $       24.18     $       21.58      12.0%
(1) Annualized

         Wells, Minnesota - November 5, 2003 - Lonnie R. Trasamar, President of Wells Financial Corp. (the "Company"), the holding company of Wells Federal Bank (the "Bank"), announced earnings of $1,135,000 for the quarter ended September 30, 2003, up $289,000 or 34.2%, when compared to the same period in 2002. Diluted earnings per share for the quarter were $0.98, up $0.28 or 40.0% when compared to the same quarter in 2002.

         Net income for the nine months ended September 30, 2003 was $3,027,000, up $644,000 or 27.0%, when compared to the same period in 2002. Diluted earnings per share for the nine- month period ended September 30, 2003 was $2.62, up $0.65 or 33.0%, when compared to the same period in 2002.

         Trasamar stated that the increase in net income and earnings per share for the three and nine month periods resulted from an increase in the gain on sale of loans originated for sale and in loan origination and commitment fees during 2003 when compared to 2002. These increases resulted from a larger amount of loans being originated and sold to the secondary market during 2003 when compared to 2002. Partially offsetting these increases was a decrease in net interest income and an increase in noninterest expense. The change in net interest income resulted primarily from a decrease in the average balance of interest earning assets during 2003 and, to a lesser extent, from a general decrease in the yield on the Company's loan portfolio. The change in noninterest expense resulted primarily from increases in compensation and benefits and in the amortization and valuation adjustments for mortgage servicing rights. The increase in compensation and benefits resulted primarily from annual compensation adjustments and increases in commissions paid to loan officers for the origination of loans.


         Wells Financial Corp. and Wells Federal Bank are headquartered in Wells, Minnesota. The Bank operates eight full service offices located in Wells, Blue Earth, Mankato, Fairmont, North Mankato, Albert Lea, St. Peter and Owatonna Minnesota and a loan origination office located in Farmington, Minnesota. During the fourth quarter of 2003 the Bank opened a loan origination office in Mason City, Iowa. The Bank is a community oriented, full service savings bank offering traditional mortgage, consumer, commercial and agricultural loan products. The Bank offers insurance, mutual funds and variable rate annuity products through its subsidiary, Wells Insurance Agency.

Dividend

         On October 21, 2003, the Company announced a cash dividend of $0.20 per share payable on November 17, 2003 to shareholders of record on November 3, 2003.

Forward-looking Statements

         The foregoing material may contain forward-looking statements concerning the financial condition, results of operations and business of the Company. We caution that such statements are subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

                      WELLS FINANCIAL CORP. and SUBSIDIARY
                 Consolidated Statements of Financial Condition
                    September 30, 2003 and December 31, 2002
                             (Dollars in Thousands)
                                   (Unaudited)

ASSETS
                                                               2003         2002
                                                            ---------    ---------
Cash, including interest-bearing accounts
  September 30, 2003 $39,055; December 31, 2002 $35,178     $  40,601    $  36,571
Certificates of deposit                                           200          200
Securities available for sale, at fair value                   24,576       19,856
Federal Home Loan Bank Stock, at cost                           1,300        1,875
Loans held for sale                                             4,577        9,695
Loans receivable, net                                         143,335      145,586
Accrued interest receivable                                     1,161        1,387
Foreclosed real estate                                            195          209
Premises and equipment                                          3,536        2,975
Mortgage servicing rights, net                                  2,747        2,179
Other assets                                                      225           83
                                                            ---------    ---------
        TOTAL ASSETS                                        $ 222,453    $ 220,616
                                                            =========    =========

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
   Deposits                                                 $ 167,622    $ 169,126
   Borrowed funds                                              23,000       23,000
   Advances from borrowers for taxes and insurance              2,251        1,347
   Deferred income taxes                                        1,389        1,376
   Accrued interest payable                                       273           50
   Accrued expenses and other liabilities                         514          494
                                                            ---------    ---------
        TOTAL LIABILITIES                                     195,049      195,393
                                                            ---------    ---------

STOCKHOLDERS' EQUITY:
   Preferred stock, no par value; 500,000 shares
      Authorized; none outstanding                                  -            -
   Common stock, $.10 par value; authorized 7,000,000
      Shares; issued 2,187,500 shares
                                                                  219          219
   Additional paid-in capital                                  16,938       16,985
   Retained earnings, substantially restricted                 26,636       24,287
   Accumulated other comprehensive income                         405          746
   Unearned ESOP shares                                             -          (29)
   Unearned compensation restricted stock awards                  (80)        (138)
   Treasury stock, at cost, 1,054,060 shares at September
   30, 2003, and 1,062,435 shares at December 31, 2002        (16,714)     (16,847)
                                                            ---------    ---------
        TOTAL STOCKHOLDERS' EQUITY                             27,404       25,223
                                                            ---------    ---------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 222,453    $ 220,616
                                                            =========    =========

                      WELLS FINANCIAL CORP. and SUBSIDIARY
                        Consolidated Statements of Income
                  (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                   Three Months Ended        Nine Months Ended
                                                     September 30,             September 30,
                                                -----------------------   -----------------------
                                                   2003         2002         2003         2002
                                                ----------   ----------   ----------   ----------
Interest and dividend income
   Loans receivable:
      First mortgage loans                      $    1,674   $    2,253   $    5,489   $    6,951
      Consumer and other loans                         698          829        2,117        2,395
   Investment securities and other
       Interest bearing deposits                       275          387          928        1,198
                                                ----------   ----------   ----------   ----------
                    Total interest income            2,647        3,469        8,534       10,544
                                                ----------   ----------   ----------   ----------
Interest Expense
   Deposits                                            763        1,211        2,643        3,890
   Borrowed funds                                      314          314          931          931
                                                ----------   ----------   ----------   ----------
                     Total interest expense          1,077        1,525        3,574        4,821
                                                ----------   ----------   ----------   ----------
                     Net interest income             1,570        1,944        4,960        5,723
Provision for loan losses                                -            -            -           23
                                                ----------   ----------   ----------   ----------
     Net interest income after provision for
           loan losses                               1,570        1,944        4,960        5,700
                                                ----------   ----------   ----------   ----------
Noninterest income
   Gain on sale of loans originated for sale           974          319        2,571        1,074
   Loan origination and commitment fees                670          426        2,071          926
   Loan servicing fees                                 242          171          691          490
   Insurance commissions                               135          120          346          300
   Fees and service charges                            404          177          820          579
   Other                                                66           26          135           60
                                                ----------   ----------   ----------   ----------
                       Total noninterest income      2,491        1,239        6,634        3,429
                                                ----------   ----------   ----------   ----------
Noninterest expense
   Compensation and benefits                         1,068          848        3,034        2,517
   Occupancy and equipment                             298          211          830          659
   Data processing                                     106          101          358          338
   Advertising                                          73           62          206          162
   Amortization and valuation adjustments for
     mortgage servicing rights                         250          194          854          443
   Other                                               439          344        1,359          940
                                                ----------   ----------   ----------   ----------
                  Total noninterest expense          2,234        1,760        6,641        5,059
                                                ----------   ----------   ----------   ----------
                   Income before taxes               1,827        1,423        4,953        4,070

Income tax expense                                     692          577        1,926        1,687
                                                ----------   ----------   ----------   ----------
                   Net income                   $    1,135   $      846   $    3,027   $    2,383
                                                ==========   ==========   ==========   ==========

Cash dividends declared per share               $     0.20   $     0.18   $     0.60   $     0.54
                                                ==========   ==========   ==========   ==========
Earnings per share
      Basic earnings per share                  $     1.00   $     0.72   $     2.68   $     2.02
                                                ==========   ==========   ==========   ==========
      Diluted earnings per share                $     0.98   $     0.70   $     2.62   $     1.97
                                                ==========   ==========   ==========   ==========

Weighted average number of common shares
      outstanding:
           Basic                                 1,132,939    1,182,522    1,129,989    1,178,437
                                                ==========   ==========   ==========   ==========
           Diluted                               1,157,877    1,213,478    1,154,927    1,212,180
                                                ==========   ==========   ==========   ==========